EXHIBIT 99.1

VEECO REPORTS FIRST QUARTER 2019 FINANCIAL RESULTS

First Quarter 2019 Highlights:

•	Revenues of $99.4 million, compared with $158.6 million in the same period last year
•	GAAP net loss of $18.5 million, or $0.40 loss per diluted share
•	Non-GAAP net loss of $6.4 million, or $0.14 loss per diluted share

Plainview, N.Y., May 6, 2019 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its first quarter ended March 31, 2019.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q1 ’19	Q1 ’18
Revenue	$99.4	$158.6
Net income (loss)	$(18.5)	$(15.8)
Diluted earnings (loss) per share	$(0.40)	$(0.34)

Non-GAAP Results	Q1 ’19	Q1 ’18
Net income (loss)	$(6.4)	$9.2
Operating income (loss)	$(4.8)	$11.3
Diluted earnings (loss) per share	$(0.14)	$0.20

“We are executing according to our plan with Q1 revenue and EPS results above the midpoint of our guided range. Our transition away from the commodity LED business is largely complete and our revenue has stabilized. In addition, we are seeing strength in our Data Storage and EUV products driven by technology advancements,” commented William J. Miller, Ph.D., Chief Executive Officer.

“We also shipped the first ion beam deposition system for EUV mask-blank volume production in April. Looking ahead, we remain confident about growing our top line and returning to profitability,” concluded Dr. Miller.

Guidance and Outlook

The following guidance is provided for Veeco’s second quarter 2019:

•	Revenue is expected in the range of $90 million to $110 million
•	GAAP earnings (loss) per share are expected in the range of ($0.47) to ($0.27)
•	Non-GAAP earnings (loss) per share are expected in the range of ($0.18) to $0.02

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, May 6, 2019 starting at 5:30pm ET. To join the call, dial 1-888-204-4368 (toll free) or 1-929-477-0402 and use passcode 6759738. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to maximize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2018 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors: Media:

Anthony Bencivenga (516) 252-1438David Pinto (408)  325-6157

abencivenga@veeco.comdpinto@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31,
	2019	2018
Net sales	$99,371	$158,574
Cost of sales	64,655	101,894
Gross profit	34,716	56,680
Operating expenses, net:
Research and development	23,340	24,320
Selling, general, and administrative	19,902	26,383
Amortization of intangible assets	4,218	13,532
Restructuring	1,430	2,695
Acquisition costs	—	1,342
Other, net	(34)	(157)
Total operating expenses, net	48,856	68,115
Operating income (loss)	(14,140)	(11,435)
Interest expense, net	(4,200)	(4,622)
Income (loss) before income taxes	(18,340)	(16,057)
Income tax expense (benefit)	190	(230)
Net income (loss)	$(18,530)	$(15,827)

Income (loss) per common share:
Basic	$(0.40)	$(0.34)
Diluted	$(0.40)	$(0.34)

Weighted average number of shares:
Basic	46,848	46,963
Diluted	46,848	46,963

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)
(unaudited)

	March 31,	December 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$169,439	$212,273
Restricted cash	804	809
Short-term investments	67,215	48,189
Accounts receivable, net	74,860	66,808
Contract assets	10,479	10,397
Inventories	148,103	156,311
Deferred cost of sales	2,921	3,072
Prepaid expenses and other current assets	24,943	22,221
Total current assets	498,764	520,080
Property, plant and equipment, net	77,737	80,284
Operating lease right-of-use assets	12,874	—
Intangible assets, net	80,931	85,149
Goodwill	184,302	184,302
Deferred income taxes	1,869	1,869
Other assets	29,117	29,132
Total assets	$885,594	$900,816

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$36,315	$39,611
Accrued expenses and other current liabilities	44,040	46,450
Customer deposits and deferred revenue	68,881	72,736
Income taxes payable	792	1,256
Total current liabilities	150,028	160,053
Deferred income taxes	5,675	5,690
Long-term debt	290,473	287,392
Operating lease long-term liabilities	8,382	—
Other liabilities	9,238	9,906
Total liabilities	463,796	463,041

Total stockholders’ equity	421,798	437,775

Total liabilities and stockholders’ equity	$885,594	$900,816

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended March 31, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$99,371					$99,371
Gross profit	34,716	470		47		35,233
Gross margin	34.9%					35.5%
Operating expenses	48,856	(2,687)	(4,218)	(1,967)		39,984
Operating income (loss)	(14,140)	3,157	4,218	2,014	^	(4,751)
Net income (loss)	(18,530)	3,157	4,218	4,787	^	(6,368)

Income (loss) per common share:
Basic	$(0.40)					$(0.14)
Diluted	(0.40)					(0.14)
Weighted average number of shares:
Basic	46,848					46,848
Diluted	46,848					46,848

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended March 31, 2019
Restructuring	1,430
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	142
Accelerated depreciation	397
Other	45
Subtotal	2,014
Non-cash interest expense	3,081
Non-GAAP tax adjustment *	(308)
Total Other	4,787

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended March 31, 2018	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$158,574					$158,574
Gross profit	56,680	554		611		57,845
Gross margin	35.7%					36.5%
Operating expenses	68,115	(3,983)	(13,532)	(4,053)		46,547
Operating income (loss)	(11,435)	4,537	13,532	4,664	^	11,298
Net income (loss)	(15,827)	4,537	13,532	6,985	^	9,227

Income (loss) per common share:
Basic	$(0.34)					$0.20
Diluted	(0.34)					0.20
Weighted average number of shares:
Basic	46,963					47,022
Diluted	46,963					47,191

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended March 31, 2018
Restructuring	2,523
Acquisition related	1,342
Release of inventory fair value step-up associated with the Ultratech purchase accounting	514
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Other	(8)
Subtotal	4,664
Non-cash interest expense	2,859
Non-GAAP tax adjustment *	(538)
Total Other	6,985

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments, as well as the exclusion of certain tax benefits attributed to the change in U.S. taxlaws.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	March 31, 2019	March 31, 2018
GAAP Net income (loss)	$(18,530)	$(15,827)
Share-based compensation	3,157	4,537
Amortization	4,218	13,532
Restructuring	1,430	2,523
Acquisition related	—	1,342
Release of inventory fair value step-up associated with the Ultratech purchase accounting	—	514
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	142	293
Accelerated depreciation	397	—
Interest (income) expense, net	4,200	4,622
Other	45	(8)
Income tax expense (benefit)	190	(230)
Non-GAAP Operating income (loss)	$(4,751)	$11,298

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
June 30, 2019	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$90	-	$110				$90	-	$110
Gross profit	32	-	42	1	—	—	33	-	43
Gross margin	36%	-	38%				37%	-	39%
Operating expenses		~$50		3	4	3		~$40
Operating income (loss)	(18)	-	(8)	4	4	3	(7)	-	3
Net income (loss)	$(22)	-	$(12)	4	4	5	$(9)	-	$1

Income (loss) per diluted common share	$(0.47)	-	$(0.27)				$(0.18)	-	$0.02
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending June 30, 2019
GAAP Net income (loss)	$(22)	-	$(12)
Share-based compensation	4	-	4
Amortization	4	-	4
Restructuring	2	-	2
Interest expense, net	4	-	4
Income tax expense (benefit)	1	-	1
Non-GAAP Operating income (loss)	$(7)	-	$3

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.